Exhibit 10.45
SUPPLEMENTAL AGREEMENT NO. 8
to
Purchase Agreement No. 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 8 (SA-8), entered into as of December 7, 2017, by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to revise letter agreement AAL-PA-03735-LA-1106668 entitled “[*CTR];” and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

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1Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-7 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-8 in the footer to reflect changes made to the Purchase Agreement by this SA-8. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2    Letter Agreement.
Letter Agreement No. AAL-PA-03735-LA-1106668 (Original [*CTR] Agreement) entitled “[*CTR],” is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-03735-LA-1106668R1 (attached hereto) referencing SA-8 in the footer (Revised [*CTR] Letter Agreement). The Revised [*CTR] Letter Agreement is hereby incorporated into the Purchase Agreement in replacement of the Original Participation Agreement.
3    Miscellaneous.
3.1    The Purchase Agreement is amended as set forth above, by the Revised [*CTR] Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

Intentionally Left Blank

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AGREED AND ACCEPTED this

December 7, 2017
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

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TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R3.	Aircraft Information Table	6
EXHIBITS
AR1	Aircraft Configuration	6
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[*CTR]
SLP1.	[*CTR]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[*CTR]
LA-1106650R2	[*CTR]	3
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

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LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668R1	[*CTR]	8
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	[*CTR]
LA-1600073	[*CTR]	4
LA-1600852	[*CTR]	5
LA-1603773	[*CTR]	5
LA-1605402	[*CTR]	6
LA-1700919	[*CTR]	7

* ‑ This is an intended gap as there are no Letter Agreements LA-1106674 through LA‑1106676 incorporated by the Purchase Agreement.

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The Boeing Company
P.O Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1106668R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1.Customer has requested [*CTR]
2.In response to Customer’s request [*CTR]
Agreement

1.	Covered Aircraft.
The Program shall apply to [*CTR] (Covered Aircraft).

2.	Program Term.
The Program shall begin on the [*CTR]; provided, that the parties [*CTR]. The [*CTR] shall [*CTR] on the [*CTR] commences and shall [*CTR] commencement of the [*CTR] and each subsequent [*CTR] shall [*CTR] with the [*CTR].

3.	[*CTR].
The [*CTR] covered by the Program shall include [*CTR]

4.	Program Commitment.
[*CTR]
[*CTR]

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4.1    [*CTR]
4.2    [*CTR]:
4.2.1    [*CTR]
4.2.2    [*CTR]
4.2.2.1    [*CTR]
4.2.2.2    [*CTR]
4.2.3    [*CTR]
4.3    [*CTR]
4.4    Fleet Flight Hours means the [*CTR]
4.5    Flight Hours means, [*CTR]
4.6    Fleet Landings means the [*CTR]
4.7    Landings means the [*CTR]
4.8    [*CTR]
4.9    [*CTR]
4.10    [*CTR]
4.11    [*CTR]
4.12    [*CTR]
5.    Calculation of [*CTR]
5.1    [*CTR]
5.2    [*CTR]
5.3    Boeing will then [*CTR] in the form specified in Attachment C. In the event that the [*CTR] in the form specified in Attachment F for [*CTR]
5.4    Boeing [*CTR] has been established using assumptions in Attachment G, and [*CTR]

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6.    Reporting of [*CTR]
6.1    Within [*CTR]
6.2    Failure to provide the [*CTR] specified in Section 6.1 to Boeing within the specified [*CTR]
7.    Calculation of [*CTR]
7.1    Subject to the limitations described in Section 9, within [*CTR]
7.2    If the data determined pursuant to Section 7.1 [*CTR]:
7.2.1    [*CTR]
7.2.2    [*CTR]
7.2.3    [*CTR]
7.3    If after completing the [*CTR] described in Section 7.2 [*CTR]:
7.3.1    [*CTR]
7.3.2    [*CTR]
7.4    [*CTR]
7.5    [*CTR]
8.    [*CTR] Action.
8.1    Should [*CTR] Action be required pursuant to Section 7.3, [*CTR]
8.1.1    [*CTR]
8.1.2    [*CTR]
8.1.3    [*CTR]
8.1.4    [*CTR]
8.1.5    [*CTR]
8.2    [*CTR]

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9.    Conditions and Limitations.
9.1    If, with the intent of reducing the cost of [*CTR], Boeing or any supplier issues [*CTR]
9.2    [*CTR]
9.3    [*CTR]
9.4    [*CTR]
9.5    [*CTR]
9.6    [*CTR]
9.7    [*CTR]:
(i)    [*CTR]
(ii)    [*CTR]
(iii)    [*CTR]
(iv)    [*CTR]
(v)    [*CTR]
(vi)    [*CTR]
(vii)    [*CTR]
(viii)    [*CTR]
(ix)    [*CTR]
(x)    [*CTR]
(xi)    [*CTR]
(xii)    [*CTR]
(xiii)    [*CTR]
9.8    [*CTR]

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Aircraft Model	Flight Hours
[*CTR]	[*CTR]
[*CTR]
10.    Notice.
10.1    All reports submitted to Boeing will be addressed to the attention of:
Director ‑ BCA Warranty and Product Assurance
Boeing Commercial Airplanes
P.O. Box 3707 Mail Code 2L-46
Fax: 425-237-1706
Seattle, Washington 98124‑2207
10.2    All reports submitted to Customer will be addressed to the attention of:
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
11.    [*CTR]
[*CTR]
12.    [*CTR]
[*CTR]
13.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
14.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 7, 2017

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President and Treasurer

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Attachment A: [*CTR]

To:        [*CTR]

Reference:	Letter Agreement No. AAL-PA-03735-LA-1106668R1 to Purchase Agreement and [*CTR]

Subject:    [*CTR]
Benchmarking Year:         [*CTR]

American Airlines [*CTR]
Airplane Type	[*CTR]
Year	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

American Airlines [*CTR]
Year	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

American Airlines [*CTR]
Event	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-03735-LA-1106668R1	SA-8
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Attachment A: [*CTR], CONTINUED
[*CTR]

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Attachment A: [*CTR], CONTINUED
American Airlines has [*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]

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Attachment B: Adjustments
Boeing will adjust the [*CTR] submitted in Attachment A, the [*CTR] reported in Attachment C, and [*CTR] reported in Attachment D in accordance with this Attachment B.
1.    [*CTR]
[*CTR]
2.    [*CTR]
2.1    [*CTR]
2.2    [*CTR]
3.    [*CTR]

The [*CTR] will be determined for the Covered Aircraft as specified in paragraphs 3.1 through 3.3 of this Attachment B.
3.1    [*CTR]
3.2    [*CTR]
3.3    [*CTR]
4.    [*CTR]
4.1    [*CTR]
4.2    [*CTR]
4.3    [*CTR]
4.4    Average Flight Time. [*CTR]
4.5    Covered Aircraft. [*CTR]
4.6    Delivery Schedule. [*CTR]
4.7    Aircraft Configuration. [*CTR]
4.8    [*CTR]
4.9    If changes are made in any of the paragraphs 4.1 through 4.8 then the [*CTR] will be adjusted as specified in paragraph 3.3 above using the factors identified in each paragraph 4.1 through 4.8.

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Attachment C: [*CTR]

To:    American Airlines, Inc.

Reference:	Letter Agreement No. AAL-PA-03735-LA-1106668R1 to Purchase Agreement and [*CTR]

Subject:	[*CTR] reported pursuant to Section 5.2 of the referenced Letter Agreement.

The [*CTR]
The following [*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]

For reference, below are the [*CTR]

[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-03735-LA-1106668R1
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Attachment D: Covered Aircraft [*CTR]

To:        [*CTR]

Reference:	Letter Agreement No. AAL-PA-03735-LA-1106668R1 to Purchase Agreement and [*CTR]

Subject:	[*CTR] reported pursuant to Section 6 of the referenced Letter Agreement.

[*CTR]:

American Airlines [*CTR]
[*CTR]	1	2	3	4	5	6	7	8	9	10
[*CTR]
[*CTR]
[*CTR]

American Airlines [*CTR]
[*CTR]	[*CTR]	1	2	3	4	5	6	7	8	9	10
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]

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Attachment D: Covered Aircraft [*CTR], CONTINUED

American Airlines [*CTR]
Airplane Type	737 MAX 8
[*CTR]	1	2	3	4	5	6	7	8	9	10
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]

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Attachment D: Covered Aircraft [*CTR], CONTINUED

The following definitions are based on the [*CTR]. [*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]

Note: The above [*CTR] have been calculated in accordance with Section 4.2 of the referenced Letter Agreement. The above [*CTR] have been calculated in accordance with Section 4.2 of the referenced Letter Agreement and exclude all [*CTR] described in Section 9 therein.

.

AMERICAN AIRLINES, INC.

By:

Its:

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Attachment E
FORM OF REPORT FOR [*CTR]
To:     American Airlines, Inc.

Reference:	Letter Agreement No. AAL-PA-03735-LA-1106668R1 to Purchase Agreement and [*CTR]

Subject:	[*CTR] reported pursuant to Section 7 of the referenced Letter Agreement.

[*CTR] No. _____
[*CTR] _________ [*CTR] _________

[*CTR]

American Airlines [*CTR]
Airplane Type	737 MAX 8
[*CTR]	1	2	3	4	5	6	7	8	9	10
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]

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Attachment E, CONTINUED
FORM OF REPORT FOR [*CTR]

[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]
[*CTR]

THE BOEING COMPANY

By:

Its:

Date:

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Attachment F: [*CTR]

To:	American Airlines, Inc.

Reference:	Letter Agreement No. AAL-PA-03735-LA-1106668R1 to Purchase Agreement and [*CTR]

Subject:	[*CTR] reported pursuant to Section 5.3 of the referenced Letter Agreement.

Boeing’s [*CTR]

[*CTR]

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Attachment G: [*CTR]

Reference:	Letter Agreement No. AAL-PA-03735-LA-1106668R1 to Purchase Agreement and [*CTR]

Subject:	[*CTR] reported pursuant to Section 5.2 of the referenced Letter Agreement.

[*CTR]
[*CTR]	[*CTR] [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR]
[*CTR]	[*CTR]

[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

* The [*CTR]

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